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                                                                   EXHIBIT 10.32


                               FIRST AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and dated as of the 26th day of July, 2000, by and among BOYD GAMING CORPORATION, a Nevada corporation (the "Borrower"), the commercial lending institutions listed on the signature pages hereof (collectively, the "Lenders"), WELLS FARGO BANK, N.A., as Swingline Lender and Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as letter of credit issuer, BANK OF AMERICA, N.A., as Documentation Agent, and CIBC, as administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent").

                                    RECITALS

         A. The Borrower and the Lenders entered into that certain First Amended and Restated Credit Agreement dated as of June 30, 1999 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

         B. The Borrower and the Lenders desire to amend certain terms and conditions of the Credit Agreement pursuant to this Amendment.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:


                                    AGREEMENT

         1. The Credit Agreement is hereby amended as follows:

         a. The definition of the term "EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by adding the following clause immediately prior to the end thereof:

         "provided, however, that the $70,988,000 payment received by the Borrower in January of 2000 in connection with the termination of its management contract for the Silver Star Hotel and Casino shall not be recorded solely in the first

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         Fiscal Quarter of 2000, rather such payment shall be recorded in six equal installments of $11,833,333 each, commencing with the first Fiscal Quarter of 2000 through and including the second Fiscal Quarter of 2001."

         b. The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "Aggregate Percentage" means, relative to any Lender, the percentage set forth opposite its name on Schedule I under the caption "Aggregate Percentage" or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Section 2.9 or pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lenders and delivered pursuant to Section 10.11.

                  "Revolving Loan Commitment Amount" means, on any date, $500,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 or increased pursuant to Section 2.9 minus the aggregate principal amount of indebtedness of the Borrower to the Swingline Lender resulting from outstanding Swing Loans, minus the aggregate undrawn face amount of outstanding Letters of Credit.

                  "Revolving Percentage" means, relative to any Revolving Lender for all Revolving Loans made or Letters of Credit issued, the percentage set forth opposite its name on Schedule I under the caption "Revolving Percentage" or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Section 2.9 or pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lenders and delivered pursuant to Section 10.11.

                  "Term Loan Commitment Amount" means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 or increased pursuant to Section 2.9.

                  "Term Percentage" means, relative to any Term Lender for its Term Loan made, the percentage set forth opposite its name on Schedule I under the caption "Term Percentage" or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Section 2.9 or pursuant to Lender Assignment Agreements


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         executed by such Lender and its Assignee Lenders and delivered pursuant to Section 10.11.

         c. The third sentence of Section 2.1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Except as otherwise provided in Section 2.9, on the date of the initial Borrowing hereunder, the Term Loan Commitment shall terminate, and any portion of the Term Loan Commitment Amount that is not borrowed on such date shall be extinguished."

         d. Clause (a) of Section 2.2.3 of the Credit Agreement is hereby amended by adding the following sentence immediately prior to the end thereof:

         "In the event that the Revolving Loan Commitment Amount shall be increased pursuant to Section 2.9 hereof, the reduction amounts shown above from and after the date of such increase will be ratably increased."

         e. Clause (b) of Section 2.2.3 of the Credit Agreement is hereby amended by adding the following sentence immediately prior to the end thereof:

         "In the event that the Term Loan Commitment Amount shall be increased pursuant to Section 2.9 hereof, the reduction amounts shown above from and after the date of such increase will be ratably increased."

         f. Clause (ii) of Section 7.1.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(ii) Prior to completing the Required Borgata Investment, the Borrower shall have received not less than $100,000,000 (A) of net proceeds from the issuance of Subordinated Debt or (B) of increased Commitment Amounts pursuant to Section 2.9 hereof."

         g. Clauses (b), (c) and (d) of Section 7.2.4 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  (b) the Total Leverage Ratio at the end of any Fiscal Quarter, for the period of four consecutive Fiscal Quarters ending on such date, to be greater than the ratio set forth below opposite such period:


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                       Period                           Ratio
                       ------                           -----
         June 30, 1999 - September 30, 2000          4.50 to 1.0
         December 31, 2000 and thereafter            4.75 to 1.0;

         provided, that until the Borrower shall have made the Required Borgata Investment, then the foregoing chart shall be replaced with the following chart:

                       Period                           Ratio
                       ------                           -----
         June 30, 1999 - December 31, 2001           4.25 to 1.0
         March 31, 2002 to December 31, 2002         4.50 to 1.0
         March 31, 2003 and thereafter               4.25 to 1.0;

                  (c) the Senior Secured Leverage Ratio at the end of any Fiscal Quarter for any period of four consecutive Fiscal Quarters ending on or after June 30, 1999 to be greater than 2.50 to 1.00; provided, that if the Borrower shall have increased the Commitment Amounts pursuant to
         Section 2.9 hereof by at least $100,000,000, then commencing with the period of four consecutive Fiscal Quarters ending on December 31, 2001 and continuing for each period of four consecutive Fiscal Quarters thereafter, the Senior Leverage Ratio at the end of any Fiscal Quarter shall not be greater than 2.75 to 1.00.

                  (d) the Interest Coverage Ratio at the end of any Fiscal Quarter, for the period of four consecutive Fiscal Quarters ending on such date, to be less than the ratio set forth below opposite such period:

                       Period                           Ratio
                       ------                           -----
         June 30, 1999 - June 30, 2000               2.50 to 1.0
         September 30, 2000 and thereafter           2.25 to 1.0;

         provided that until the Borrower shall have made the Required Borgata Investment, then the foregoing chart shall be replaced with the following chart:

                       Period                           Ratio
                       ------                           -----
         June 30, 1999 and thereafter                2.50 to 1.0;

         h. Clause (ii) of Section 7.2.5 of the Credit Agreement is hereby amended by replacing the figure "$150,000,000" with the figure "$225,000,000".

         i. There shall be added to the Credit Agreement a new Section 2.9 reading in its entirety as follows:


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                  SECTION 2.9. Increase in Revolving Loan Commitment Amount
         and/or Term Loan Commitment Amount.

                  (a) Provided that no Default or Event of Default then exists, the Borrower may on any Business Day prior to the Revolving Loan Commitment Termination Date, request in writing that the then effective Term Loan Commitment Amount and/or Revolving Loan Commitment Amount be increased in accordance with the provisions of this Section. The Borrower may make only two requests under this Section and in no event may the aggregate amount of such increases exceed $150,000,000. Not less than $100,000,000 of any requested increase shall be used by the Borrower to fund its Investment in the Borgata Joint Venture. Any request under this Section to increase the Commitment Amount(s)shall be submitted by the Borrower to the Agent, specify the proposed effective date (which date shall be not less than 5 days after the date of such request), the amount of such increase and the Commitment Amount(s) proposed to be increased (which shall be in integral multiples of $1,000,000) and the Borrower's uses for such increase. The Agent may, in the exercise of its sole discretion, approve or disapprove of the Borrower's request. If the Agent shall approve, no Lender shall have any obligation, express or implied, to offer to increase its Commitment. Only the consent of the Agent and those Lenders that have increased their Commitments (the "Increasing Lenders") shall be required for an increase in the Commitment Amounts pursuant to this Section.

                  (b) The Borrower may accept some or all of the offered amounts from the then-current Lenders or designate new lenders who qualify as Eligible Assignees and which are reasonably acceptable to the Agent as additional Lenders hereunder in accordance with clause (c) of this Section (each, a "New Lender"), which New Lender may assume all or a portion of the increase in the applicable Commitment Amount. The Agent and the Borrower shall have discretion to adjust the allocation of the increased Commitment Amount among Increasing Lenders and New Lenders.

                  (c) Each New Lender designated by the Borrower and reasonably acceptable to the Agent shall become an additional party hereto as a New Lender concurrently with the effectiveness of the proposed increase in the applicable Commitment Amount upon its execution of an instrument of joinder to this Agreement which is in form and substance


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         reasonably acceptable to the Agent and which, in any event, contains the representations, warranties, indemnities and other protections afforded to the Agent and the other Lenders.

                  (d) Subject to the foregoing, any increase requested by the Borrower shall be effective as of the date proposed by the Borrower and shall be in the principal amount equal to (i) the amount which Increasing Lenders are willing to assume as increases to the amount of their Commitments plus (ii) the amount offered by any New Lender, in either case as adjusted by the Agent and the Borrower pursuant to
         Section 2.9(b). Upon the effectiveness of any such increase, if requested by the applicable Lender, the Borrower shall issue replacement Notes to each Increasing Lender and new Notes to each New Lender, and the applicable Percentages of each Lender will be adjusted to give effect to the increase in the applicable Commitment Amount as set forth in a new Schedule I issued by the Agent. To the extent that the adjustment of Percentages results in loss or expenses to any Lender as a result of the prepayment of any Eurodollar Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, the Borrower shall be responsible for such loss or expenses pursuant to Section 4.4.

         2. Effective Date. This Amendment shall be effective on the date on which:

         a. This Amendment shall have been executed by the Borrower, the Majority Revolving Lenders and the Majority Lenders; and

         b. The Agent shall have received executed acknowledgment and reaffirmations, substantially in the form set forth in Exhibit A hereto, duly executed by each of the Guarantors;

and, on such date the Applicable Margin shall be adjusted to give effect to the terms hereof.

         3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

         a. The Borrower has the power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly


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executed and delivered by the Borrower. The Credit Agreement (as amended by this
Amendment) and the other Loan Documents to which the Borrower is party constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity.

         b. At and as of the date of execution hereof and at and as of the effective date of this Amendment and after giving effect to this Amendment: (1) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all respects, and (2) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

         4. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         5. Reaffirmation of Loan Documents. The Borrower hereby further affirms and agrees that (a) the execution and delivery by the Borrower of and the performance of its obligations under the Credit Agreement, as amended by this Amendment, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Agent or the Lenders under any of the Loan Documents or any other document or instrument made or given by the Borrower in connection therewith, and (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Borrower under the Credit Agreement as amended by this Amendment.

         6. Miscellaneous Provisions.

         a. Survival. The provisions of this Amendment shall survive to the extent provided in Section 10.5 of the Credit Agreement.

         b. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA.


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         c. Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constituted one agreement.

         d. No Other Amendment. Except as expressly amended herein, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           BOYD GAMING CORPORATION


                                           By: /s/ ELLIS LANDAU
                                               ------------------------------
                                           Title: Executive Vice President


                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as Agent and L/C Issuer


                                           By: /s/ PAUL J. CHAKMAK
                                               -----------------------------
                                           Title: Managing Director


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                                                   EXHIBIT A to First Amendment
                                                   to First Amended and Restated
                                                   Credit Agreement


                                  July 26, 2000



The parties listed on
the signature pages hereof
c/o Boyd Gaming Corporation
2950 South Industrial Road
Las Vegas, Nevada 89109

Attention:  Chief Financial Officer

         Re:      Boyd Gaming Corporation

Gentlemen:

         Please refer to (1) the First Amended and Restated Credit Agreement, dated as of June 30, 1999 (the "Credit Agreement"), by and among Boyd Gaming Corporation, as the Borrower, the commercial lending institutions party thereto (collectively, the "Lenders"), Wells Fargo Bank, N.A., as Swingline Lender and Syndication Agent, Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, Bank of America, N.A., as Documentation Agent, and CIBC, as Administrative Agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent") (the Lenders and the Agent herein are collectively called the "Beneficiaries") and (2) the Amended and Restated General Continuing Guaranty, dated as of June 30, 1999 (the "Guaranty") to which each of you is now a party in favor of the Agent for the Beneficiaries. Pursuant to an amendment dated of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

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         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                          CANADIAN IMPERIAL BANK OF COMMERCE,
                                          as Agent


                                          By:
                                              ----------------------------------
                                          Title:  Managing Director
                                                  CIBC World Markets Corp.,
                                                  AS AGENT



Acknowledged and Agreed:                  MARE-BEAR, INC.
                                          a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          SAM-WILL, INC.
                                          a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          BOYD TUNICA, INC.
                                          a Mississippi corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          CALIFORNIA HOTEL AND CASINO
                                          a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


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                                          CALIFORNIA HOTEL FINANCE
                                          CORPORATION, a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          BOYD ATLANTIC CITY, INC.
                                          a New Jersey corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          ELDORADO, INC.
                                          a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          PAR-A-DICE GAMING CORPORATION
                                          an Illinois corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          BOYD MISSISSIPPI, INC.
                                          a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


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                                          BOYD KENNER, INC.
                                          a Louisiana corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          BOYD LOUISIANA L.L.C.
                                          a Louisiana limited liability
                                          company


                                          By:
                                              ----------------------------------
                                          Title:


                                          M.S.W., INC.
                                          a Nevada corporation


                                          By:
                                              ----------------------------------
                                          Title:


                                          TREASURE CHEST CASINO, L.L.C.
                                          a Louisiana limited liability
                                          company

                                          By: Boyd Kenner, Inc.,
                                              Managing Agent


                                          By:
                                              ----------------------------------
                                          Title:


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                                          BLUE CHIP CASINO LLC, an Indiana
                                          limited liability company

                                          By: Boyd Indiana, Inc., an Indiana
                                              corporation, its sole member


                                          By:
                                              ----------------------------------
                                          Title:


                                          BOYD INDIANA, INC.


                                          By:
                                              ----------------------------------
                                          Title:


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